Reverse Takeover Transaction and 583885 B.C. Ltd.	12 Months Ended
Dec. 31, 2019
Disclosure of detailed information about business combination [abstract]
Reverse Takeover Transaction and 583885 B.C. Ltd. [Text Block]
6.	Reverse Takeover Transaction and 583885 B.C. Ltd.

On December 22, 2010, RepliCel closed a Share Exchange Agreement with TrichoScience Innovations Inc. (“TrichoScience”) whereby RepliCel acquired the issued and outstanding shares of TrichoScience. Concurrent with the reverse acquisition, RepliCel also acquired all of the issued and outstanding common shares of 583885 B.C. Ltd. (“583885”) in exchange for 440,000 common shares of RepliCel. 583885 did not have any assets or liabilities at the date of acquisition and was a private company controlled by RepliCel’s incoming Chief Executive Officer (“CEO”). 340,000 shares of RepliCel controlled by the Company’s CEO were deposited with an escrow agent pursuant to the terms of an escrow agreement between RepliCel and the escrow agent. These shares are released upon satisfaction of certain performance conditions as set out in the escrow agreement and each release of shares from escrow will be considered a compensatory award. The compensatory award is recorded as an expense at the fair value of the consideration given based on the price of RepliCel’s common shares on the acquisition date. This amount was determined to be US$5.00 per share, based on the price of the shares being offered in the private placement that closed concurrent with the share exchange to arm’s length parties at a price of US$5.00. During the year ended December 31, 2019,nil (2018: nil) common shares held in escrow.